UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported) :  March 16, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation or Organization)	(I.R.S. Employer Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Non-Public Investigation by the Bureau of Competition of the Federal Trade Commission

On February 24, 2005, Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) was acquired from Duke Energy Field Services, LLC by Enterprise GP Holdings, L.P.  TEPPCO GP owns a 2% general partner interest in and is the general partner of TEPPCO Partners, L.P. (the “Registrant”).  On March 11, 2005, the Bureau of Competition of the Federal Trade Commission (“FTC”) delivered written notice to Enterprise GP Holdings, L.P.’s legal advisor that it was conducting a non-public investigation to determine whether Enterprise GP Holdings’ acquisition of TEPPCO GP may substantially lessen competition.  Although TEPPCO GP has not been directly contacted by the FTC or any other regulatory authorities, TEPPCO GP intends to cooperate fully with any such investigations and inquiries if requested by the FTC or any other regulatory authorities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard
Senior Vice President and
Chief Financial Officer

Date: March 16, 2005